SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – December 29, 2004

SAKS CREDIT CARD MASTER TRUST

(Exact name of registrant as specified in its charter)

HSBC FINANCE CORPORATION

(Servicer of the Trust)
(Exact name as specified in the servicer’s charter)

DELAWARE (State or other jurisdiction of Incorporation of Servicer)	000-33013 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Servicer)	60070 (Zip Code)

(847) 564-5000
(Servicer’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Solicitation material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 29, 2004, pursuant to that certain Receivables Sale and Purchase, Assignment and Assumption Agreement, dated as of December 29, 2004, among Household Receivables Acquisition Company (“HRAC”), HSBC Private Label Acquisition Corporation (USA) (“HSBC PLAC”) and HSBC Finance Corporation (“HBFC”), HRAC assigned to HSBC PLAC, an affiliate, its rights under (A) the Receivables Purchase Agreement, dated as of April 15, 2003, between HRAC and Household Bank (SB), N.A., as amended, and (B) the Receivables Purchase Agreement, dated as of April 15, 2003, between HRAC and HRSI Funding, Inc. III (“HRSI III”), as amended (the “HRSI RPA”).

Further, on December 29, 2004, pursuant to that certain Receivables Sale and Purchase, Assignment and Assumption Agreement, dated as of December 29, 2004, among HRSI III, HSBC Funding (USA) Inc. VI (“HSBC VI”) and HBFC, HRSI III assigned to HSBC VI, an affiliate, its rights under (A) the HRSI RPA, (B) the Master Pooling and Servicing Agreement, dated as of August 21, 1997, among HRSI III, as successor transferor, HBFC, as successor servicer, and Wells Fargo Bank, National Association (“Wells Fargo”), as amended (the “MPSA”), and (C) the Class D Certificate and the Exchangeable Transferor Certificate (each as defined in the MPSA). HBFC, an affiliate of HFC, is the successor to HFC as a result of a merger which occurred on December 15, 2004. HBFC is the servicer under the MPSA.

Item 8.01 OTHER EVENTS

Upon receipt of regulatory approval for the assignments described in Item 1.01 of this Form 8-K, HSBC Finance Corporation, Servicer to Saks Credit Card Master Trust (the “Registrant”), adopted FFIEC policies related to account management guidelines in accordance with the Uniform Retail Credit Classification and Account Management Policy for its domestic private label credit card portfolio.

General descriptions of the Servicer’s account management guidelines are:

An account can be restructured if three consecutive minimum monthly payments are made, or the equivalent cumulative amount. Policies require an account be on the books for a minimum of nine months to be restructured. Accounts can qualify for restructure if the account has not been restructured more than once within any twelve month period, and not more than twice in a five year period.

An account may be restructured after it enters a work-out program, including internal and third party debt counseling services, but only after receipt of at least three consecutive minimum monthly payments or the equivalent cumulative amount, as agreed upon under the work-out or debt management program. Restructuring for work-out purposes is limited to once in a five-year period and is in addition to the once in twelve month/twice in five year limitation.

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Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number	Exhibit
4.1	Amendment No. 5, dated as of December 29, 2004, to the Master Pooling and Servicing Agreement, dated as of August 21, 1997, among HRSI III, as successor transferor, HBFC, as successor servicer and Wells Fargo.

10.1	Receivables Sale and Purchase, Assignment and Assumption Agreement, dated as of December 29, 2004, among HRAC, HSBC PLAC and HBFC.

10.2	Receivables Sale and Purchase, Assignment and Assumption Agreement, dated as of December 29, 2004, among HRSI III, HSBC VI and HBFC.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Servicer has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

HSBC FINANCE CORPORATION,
as Servicer of and on behalf of the
SAKS CREDIT CARD MASTER TRUST
(Registrant)

By:		/s/ Edgar D. Ancona

	Name:	Edgar D. Ancona
	Title:	Senior Vice President and Treasurer

Dated: January 5, 2005

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EXHIBIT INDEX

Exhibit
Number	Exhibit
4.1	Amendment No. 5, dated as of December 29, 2004, to the Master Pooling and Servicing Agreement, dated as of August 21, 1997, among HRSI III, as successor transferor, HBFC, as successor servicer and Wells Fargo.

10.1	Receivables Sale and Purchase, Assignment and Assumption Agreement, dated as of December 29, 2004, among HRAC, HSBC PLAC and HBFC.

10.2	Receivables Sale and Purchase, Assignment and Assumption Agreement, dated as of December 29, 2004, among HRSI III, HSBC VI and HBFC.

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